SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report – October 27, 2005

(Date of earliest event reported)

METROLOGIC INSTRUMENTS, INC.

(Exact name of Registrant as specified in its charter)

New Jersey	0-24172	22-1866172
(State of incorporation)	(Commission file number)	(IRS employer identification number)

90 Coles Road, Blackwood, New Jersey, 08012

(Address of principal executive offices, zip code)

Area Code (856) 228-8100

(Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition

Metrologic Instruments, Inc. (the “Company”) is furnishing herewith as Exhibit 99.1 its presentation of its third quarter financial results for the period ended September 30, 2005, which were made available on the Company’s web site in connection with the Company’s third quarter 2005 conference call on October 26, 2005.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Metrologic Instruments, Inc. presentation of its third quarter ended September 30, 2005 financial results.

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 27, 2005	Metrologic Instruments, Inc.

	By:	/s/ KEVIN J. BRATTON
Kevin J. Bratton
Chief Financial Officer